SECURITIES AND EXCHANGE COMMISSION
                     	Washington, D.C.  20549

                             	FORM 8-K

                          	CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          	March 17, 1998

                       	ROYAL OAK MINES INC.
	      ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                  	Commission File Number 1-4350

ONTARIO, CANADA        			                	98-0160821
-------------------------------            -------------------------------
(State or other jurisdiction of 		       		(I.R.S. Employer Identification
incorporation or organization)			         	No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                     98033
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(Address of principal executive offices)			(Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code

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Item 5.   Other Events

On March 17, 1998, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]


                	FOR  IMMEDIATE  RELEASE  FROM  KIRKLAND

                            	March 17, 1998

                    	Royal Oak Holds Conference Call


Royal Oak Mines Inc. (TSE and AMEX: RYO) in conjunction with its financial advisors will be holding a conference call at 10:30 a.m. Toronto time (7:30 a.m. Pacific time) on Wednesday, March 18, 1998, to discuss the current status of the Company. Mining analysts, investors and the media are invited to phone (416) 620-1492 (reservation #838227) approximately five to ten minutes beforehand. A replay of the conference call can be accessed by dialing 416-626-4100 (using reservation #838227) until midnight Friday, March 20, 1998.



For further information, contact:			or in Europe contact:

Mr. J. Graham Eacott 				          	Mr. David Williamson
Mr. Nick Volk	 			                		David Williamson Associates
5501 Lakeview Drive			            		International Investor Relations
Kirkland, WA 98033-7314				        	15 St. Helen's Place, 3rd Floor
Telephone: 	(425) 822-8992			      	London, England  EC3A 6DE
Facsimile:	(425) 822-3552			       	Telephone:	011-44-171-628-3989
                                    Facsimile:	011-44-171-920-0563


           	Internet site:  http//www.royal-oak-mines.com

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 ROYAL OAK MINES INC.


Date:	March 17, 1998	                        				By: /s/ James H. Wood
                                                 -----------------------
                                         		      James H. Wood
 	                                               Chief Financial Officer